UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

JONES SODA CO.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JONES SODA CO.

66 South Hanford Street, Suite 150

Seattle, Washington 98134

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2022

9:00 A.M.

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the “Annual Meeting”) of Jones Soda Co. (the “Company,” “we,” “us,” or “our”) which will be held at 9:00 a.m. Seattle time on Monday, May 16, 2022. The Annual Meeting will be an entirely virtual meeting. That means you can attend the Annual Meeting online via a live webcast on the Internet, vote your shares electronically and submit questions during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/JSDA2022. We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all shareholders regardless of location, and to support the health and well-being of our employees and shareholders due to the public health impact of the coronavirus pandemic (COVID-19). Only shareholders who owned stock at the close of business on the record date, [ ], 2022, are entitled to receive notice and to vote at the Annual Meeting, or any adjournments of the Annual Meeting that may take place. At the Annual Meeting, you will be asked to consider and act upon the following matters:

1.	To elect six directors to serve for a one-year term to expire at the 2023 annual meeting of shareholders;

2.

To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares of common stock to 800,000,000 shares of common stock;

3.	To approve the Company’s 2022 Omnibus Equity Incentive Plan;

4.	To approve, on an advisory basis, the Company’s 2021 named executive officer compensation;

5.	To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

6.	To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Company’s Board of Directors has fixed the close of business on [ ], 2022 as the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY NOMINATED DIRECTORS DESCRIBED IN THE PROXY STATEMENT, “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, “FOR” APPROVAL OF THE 2022 OMNIBUS EQUITY INCENTIVE PLAN, “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY’S 2021 NAMED EXECUTIVE OFFICERS, “FOR” RATIFICATION OF THE APPOINTMENT OF ARMANINO LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND VOTE “ONE YEAR” FOR THE FREQUENCY FOR HOLDING THE SAY-ON-PAY VOTE.

Each of these items of business is more fully described in the Proxy Statement.

Internet Availability of Proxy Materials – In accordance with applicable Securities and Exchange Commission rules, we are making our proxy materials, including the Proxy Statement and the related proxy as well as our annual report to security holders (which is not a part of our proxy solicitation materials), available over the Internet at https://www.jonessoda.com/pages/sec. Please read the Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held by Virtual Meeting on May 16, 2022 (the “Notice of Internet Availability”) and Proxy Statement for more information on this alternative, which we believe will allow us to provide shareholders with the information they need while lowering the costs of delivering the Proxy Statement and related materials and reducing the environmental impact of the Annual Meeting.

By the Order of the Board of Directors

Paul Norman
Chairman of the Board of Directors

Seattle, Washington

Dated: [ ], 2022

Please note that in order to attend and vote at the Annual Meeting via live webcast, shareholders will need to access the website at www.virtualshareholdermeeting.com/JSDA2022 and input the unique 16-digit control number assigned to such shareholder, as set forth on the shareholder’s proxy card or the Notice of Internet Availability.

IMPORTANT

We urge you to vote by telephone, by internet or by marking your vote on the proxy card, signing and dating the proxy card, and returning it to us in the envelope provided at your earliest convenience. Your vote will ensure the presence of a quorum at the Annual Meeting and will save us the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is provided for that purpose. Sending in your proxy will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option as described in the Proxy Statement. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

JONES SODA CO.

66 South Hanford Street, Suite 150

Seattle, Washington 98134

PROXY STATEMENT FOR THE

2022 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2022

9:00 A.M.

The Board of Directors (the “Board” or “Board of Directors”) of Jones Soda Co. (the “Company”) is soliciting your proxy to vote at the Company’s annual meeting of shareholders, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m. (Seattle time) on Monday, May 16, 2022. The Annual Meeting will be an entirely virtual meeting. That means you can attend the Annual Meeting online via a live webcast on the Internet, vote your shares electronically and submit questions during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/JSDA2022. The matters for consideration at the Annual Meeting are as set forth in the accompanying Notice of Annual Meeting of Shareholders.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and shareholders of record access to our proxy materials over the Internet. Beneficial owners are shareholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about [ ], 2022 to our beneficial owners and shareholders of record who owned our common stock at the close of business on [ ], 2022. Beneficial owners and shareholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and shareholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our shareholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our shareholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A shareholder’s election to receive proxy materials by mail or electronically will remain in effect until the shareholder changes its election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be an entirely virtual meeting. That means you can attend the Annual Meeting online via a live webcast on the Internet, vote your shares electronically and submit questions during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/JSDA2022.

To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the Notice.

The Annual Meeting webcast will begin promptly at 9:00 a.m. (Seattle time) on Monday, May 16, 2022. Online access will begin at 8:45 a.m. (Seattle time), and we encourage you to access the Annual Meeting prior to the start time. You will be able to participate in the Annual Meeting online, submit your questions and vote your shares electronically during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/JSDA2022. During the live Q&A session of the Annual Meeting, members of our executive leadership team will be available to answer any questions you may have.

We will have technicians ready to assist you with any technical difficulties you may encounter accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting.

Who is Entitled to Vote?

The Board has fixed the close of business on [ ], 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were [ ] shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting. If your shares are represented by a completed and signed proxy, they will be voted in accordance with your directions. If your proxy is signed and returned without any directions given, your shares will be voted in accordance with the recommendations of the Board.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Odyssey Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are six matters scheduled for a vote:

1.	To elect six directors to serve for a one-year term to expire at the 2023 annual meeting of shareholders;

2.

To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares of common stock to 800,000,000 shares of common stock;

3.	To approve the Company’s 2022 Omnibus Equity Incentive Plan (the “2022 Plan”);

4.	To approve, on an advisory basis, the Company’s 2021 named executive officer compensation;

5.	To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

6.	To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

If the Annual Meeting is adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been revoked or withdrawn, notwithstanding that they may have been voted on the same or any other matter at a previous meeting.

How Do I Vote?

Shareholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. Go to www.proxyvote.com.

2	By toll-free telephone: call 1-800-690-6903.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the meeting. Vote during the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a street name shareholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote as of the Record Date, are represented in person (virtually) or by proxy. Thus, [ ] shares must be represented in person (virtually) or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (virtually) at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our shareholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of six directors to serve for a one-year term to expire at the 2023 annual meeting of shareholders;

2.	“FOR” an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares of common stock to 800,000,000 shares of common stock;

3.	“FOR” our 2022 Plan;

4.	“FOR” the advisory vote on our 2021 named executive officer compensation;

5.	“FOR” the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

6.	“FOR” one year for the frequency of future advisory votes on executive compensation.

This authorization would exist, for example, if a shareholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote. The ratification of the appointment of our independent registered public accounting firm (Proposal 5) is the only routine proposal to be presented at the Annual Meeting. If nominees exercise this discretionary voting authority on Proposal 5, such shares will be considered present at the Annual Meeting for determining whether a quorum is present.

Brokers cannot use discretionary authority to vote shares on the election of directors, the approval of the 2022 Plan, the approval of the amendment to our Articles of Incorporation, the approval of the advisory vote on executive compensation, or the frequency of future advisory votes on executive compensation if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a shareholder’s affirmative choice to decline to vote on a proposal. An abstention is not considered a “vote cast” and so is not counted either “for” or “against” any proposal that requires a majority of votes cast in favor in order to pass, which includes all of the proposals being presented at the Annual Meeting, except for the approval of the Company’s Articles of Incorporation, in which case an abstention will have the practical effect of voting against such proposal. Abstentions will be counted as present for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the six members to our Board of Directors	Plurality of the votes cast (the six directors receiving the most “FOR” votes)

Approval of an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 shares to 800,000,000 shares	The affirmative vote of the holders of a majority of the outstanding stock of the Company entitled to vote at the Annual Meeting

Approval of our 2022 Plan	A majority of the votes cast in favor exceeds the number of votes cast against

Approval of an advisory vote on our 2021 named executive officer compensation	A majority of the votes cast in favor exceeds the number of votes cast against.

Ratification of the appointment of Armanino LLP as our independent registered public accounting firm for our fiscal year Ending December 31, 2022	A majority of the votes cast in favor exceeds the number of votes cast against

Approval of the frequency of future advisory votes on executive compensation	Determined by the alternative (every one year, two years or three years) that receives the greatest affirmative entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting during the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Jones Soda Co., 66 South Hanford Street, Suite 150, Seattle, Washington 98134. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Our shareholders do not have appraisal rights under Washington law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Shareholder Proposals Due for the 2023 Annual Meeting?

We currently intend to hold the Company’s 2023 annual meeting of shareholders in May 2023. Eligible shareholders who wish to present proposals for action at the 2023 annual meeting of shareholders in accordance with the Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in our Proxy Statement must submit their proposals in writing to our Corporate Secretary, at 66 S. Hanford St., Suite 150, Seattle, WA 98134 no later than the close of business on December 5, 2022. As described in the rules under the Exchange Act, simply submitting a proposal does not guarantee that it will be included.

In addition, as set forth in our Amended and Restated Bylaws, any shareholder who intends to present a proposal at the 2023 annual meeting of shareholders (other than a director nomination) must deliver notice to our Corporate Secretary no later than 90 days and no earlier than 120 days before the first anniversary of the date of the prior year's annual meeting. This means that for the 2023 annual meeting of shareholders, we must receive notice no earlier than January 16, 2023 and no later than February 15, 2023, or such proposal will be considered untimely. Section 2.6.2 of our Amended and Restated Bylaws also requires the shareholder to provide additional specified information regarding the business that the shareholder proposes to bring before the meeting.

In addition, shareholders who intend to nominate persons for election to the Board of Directors at the Company’s 2023 annual meeting of shareholders must provide advance written notice of such nomination in the manner required by our Amended and Restated Bylaws. Written notice of nominations, complying with Section 2.6.1 of the Amended and Restated Bylaws, must be delivered or mailed by first class United States mail, postage pre-paid, to our Corporate Secretary not less than 14 days nor more than 50 days prior to the date of the 2023 annual meeting of shareholders; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed above, to our Corporate Secretary not later than 5:00 p.m. on the seventh day following the day on which notice of the meeting was mailed to the shareholders.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the six director nominees set forth herein, Proposal 2, the approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, Proposal 3, approval of the Company’s 2022 Plan, Proposal 4, approval, on an advisory basis, of the Company’s 2021 named executive officer compensation and Proposal 6, the advisory vote on the frequency of future votes on executive compensation. Members of the Board and executive officers of the Company do not have any interest in Proposal 5, the ratification of the appointment of the Company’s independent registered public accounting firm.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our shareholders.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors selects the Chairman by consensus. Mr. Norman currently serves as the Chairman of the Board. The Board of Directors does not have a specific policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate, or if the roles are separate, whether the Chairman of the Board should be selected from the non-employee directors. Currently, these roles are separate and the Chairman is a non-employee director. The Board of Directors believes that it should have discretion to determine the most appropriate leadership structure within the Board of Directors from time to time.

The Board of Directors believes having an independent Chairman of the Board is the appropriate leadership structure for the Board of Directors at this particular time. The Board of Directors believes this structure ensures a greater role for the independent directors in the oversight of the Company, as well as their active participation in setting agendas and establishing priorities and procedures for the work of the Board of Directors. The Board of Directors also believes its administration of risk oversight, as discussed below, has not affected the Board's leadership structure.

The Board of Directors oversees the Company’s risk management process, while executive management oversees and manages risk on a day-to-day operational basis. The Board of Directors receives regular reports from executive management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. While the Board of Directors is ultimately responsible for risk oversight, each of the committees of the Board of Directors assists in fulfilling these oversight responsibilities. The Audit Committee oversees management of financial risks by identifying key areas of risk for the Company, reviewing management's policies, programs and policies to deal with risk, identifying members of management whose responsibility it is to manage risks and receiving reports from such persons. The Compensation Committee is responsible for overseeing the management of risks relating to corporate governance and the compensation of executives, employees and non-employee directors. The independent members of the board manage risks associated with Board composition, including the independence of Board members. The Chair of the relevant Board committee reports on its discussions to the full Board of Directors, enabling the Board of Directors and its committees to coordinate the risk oversight roles.

Director Independence

Our Board of Directors has determined that four of our directors, Messrs. Spiro, Bronstein, Norman and Sirkin, are “independent directors” within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”). In making its independence determinations, our Board of Directors considered all relationships between any of the directors and our Company.

Committee of our Board of Directors

As of December 31, 2021, our Board of Directors had an Audit Committee, a Compensation and Governance Committee (the “Compensation Committee”) and a Nominating Committee. As of March 15, 2022, our Board of Directors has an Audit Committee and a Compensation Committee and our entire Board of Directors serves in place of a Nominating Committee. In addition, on March 15, 2022, the Board of Directors formed a Mergers and Acquisitions and Investments Committee.

Audit Committee

The Audit Committee represents our Board of Directors in discharging its responsibilities relating to our accounting, reporting, financial and internal control practices, and any related party transactions. Among its responsibilities, the Audit Committee: is responsible for selecting, retaining or replacing our independent auditors; reviews the scope, fees and result of their audit; reviews the independence of the auditors; reviews and approves any non-audit services and related fees; is informed of their significant audit findings and management's responses; reviews the adequacy of our accounting and financial personnel; reviews our financial reporting processes and internal controls over financial reporting and disclosure controls and procedures; and oversees legal and regulatory compliance matters, including reviewing and approving all significant related party transactions and potential conflict of interest situations. The Audit Committee reviews the quarterly and annual financial statements and recommends their acceptance to the Board of Directors. The Audit Committee also periodically reviews, in consultation with the Compensation Committee, our Code of Conduct and Code of Ethics, and establishes and reviews (a) procedures for receipt, retention and treatment of complaints regarding our accounting, internal controls and auditing matters; and (b) procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under a written charter setting forth the functions and responsibilities of the committee, which is reviewed by the committee on a periodic basis, and by the Board of Directors as appropriate. A current copy of the charter is available on our website at www.jonessoda.com under the Investor Relations tab under the heading “Corporate Governance.”

As of March 15, 2022, the Audit Committee is comprised of Messrs. Colbourn (Chair), Sirkin and Bronstein. From February 15, 2022 until March 15, 2022, the Audit Committee was comprised of Messrs. Sirkin (Chair), Norman and Bronstein (and, prior to February 15, 2022, was comprised of Messrs. Jeffrey D. Anderson, Michael M. Fleming and Sirkin for fiscal year 2021). The Board of Directors has determined that, after consideration of all relevant factors, Messrs. Sirkin and Bronstein qualify as an “independent” director under applicable SEC and Nasdaq rules. Each member of the Audit Committee is able to read and understand fundamental financial statements, including our consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows. Further, no member of the Audit Committee has participated in the preparation of our consolidated financial statements, or those of any of our current subsidiaries, at any time during the past three years. The Board of Directors has determined that Jamie Colbourne qualifies as an “audit committee financial expert” as defined under applicable SEC rules.

Compensation and Governance Committee

As of March 15, 2022, the Compensation Committee is comprised of Messrs. Sirkin (Chair), Spiro and Bronstein. From February 15, 2022 until March 15, 2022, the Compensation Committee was comprised of Messrs. Paul Norman (Chair) and Alexander Spiro (and, prior to February 15, 2022, was comprised of Messrs. Jeffrey D. Anderson (Chair), Michael M. Fleming and Paul Norman for fiscal year 2021). Our Board of Directors has determined that, after consideration of all relevant factors, each of these directors qualifies as an “independent” and “non-employee” director under applicable Nasdaq and SEC rules and qualifies as an “outside director” pursuant to the Internal Revenue Code and the regulations promulgated thereunder. The Compensation Committee makes recommendations to our Board of Directors regarding our general compensation policies as well as the compensation plans and specific compensation levels for our executive officers.

The Compensation Committee has a number of functions and responsibilities as delineated in its written charter, which is reviewed by the committee on an annual basis, and by our Board of Directors as appropriate. A current copy of the Compensation Committee charter is available on our website at www.jonessoda.com under the Investor Relations tab under the heading “Corporate Governance.”

The primary functions of the Compensation Committee are to (i) assist our Board of Directors with its responsibilities relating to compensation of our Chief Executive Officer and other executives, employees and directors who are not our employees, (ii) advise our Board of Directors in connection with our retirement, welfare and other benefit plans, and (iii) develop, update, as necessary, and recommend to our Board of Directors corporate governance principles and policies applicable to us, and monitor compliance with such principles and policies. The Compensation Committee, when appropriate, may delegate authority to subcommittees and may delegate authority to one or more designated members of the committee, our Board of Directors or our officers. Additionally, the Compensation Committee, in its sole discretion, may retain compensation consultants, independent counsel, accounting and other professionals without seeking approval of our Board of Directors with respect to the selection, fees or retention terms for these advisors. The Compensation Committee did not retain a compensation consultant in 2021.

Under its charter, the Compensation Committee establishes and annually reviews policies regarding executive compensation. With respect to our Chief Executive Officer, the Compensation Committee solicits input from the full Board of Directors and, based on that input, develops corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and recommends to our Board of Directors the Chief Executive Officer’s compensation based on this evaluation and other relevant information. For other executive officers, the Chief Executive Officer provides the Compensation Committee a performance assessment and recommendation regarding performance goals and compensation. The Compensation Committee reviews this information and the recommendations, as well as other relevant information, and recommends the compensation of these officers on an annual basis to our Board of Directors for approval. With respect to equity grants, the Compensation Committee has the authority, without approval from our Board of Directors, to approve all equity awards to employees and executive officers, although our general practice is to obtain approval from our Board of Directors of equity awards.

The Chief Executive Officer reports to the Compensation Committee periodically on the results of the evaluations of our executive officers (other than the Chief Executive Officer). In addition to the Chief Executive Officer’s involvement in setting individual performance goals, conducting evaluations and making compensation recommendations for other executive officers, our management team plays an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team periodically suggests alternative forms of compensation or compensation strategies to assist the Compensation Committee in recommending to our Board of Directors compensation packages that will enable us to attract and retain key talent.

Under its charter, the Compensation Committee also reviews director compensation practices, including analysis of our practice in comparison to other companies, and recommends to our Board of Directors revisions to the Company’s director compensation program. In addition, the Compensation Committee develops, periodically reviews and recommends to our Board of Directors director and executive stock ownership guidelines, and provides oversight and recommendations to our Board of Directors regarding our tax-qualified and nonqualified benefit plans. In addition, the Compensation Committee develops and recommends to our Board of Directors procedures for selection of the Chairperson of the board, and helps develop an annual meeting calendar for our Board of Directors. The Compensation Committee recommends to our Board of Directors, as appropriate, the number, type, functions and structure and independence of the committees of our Board of Directors, and helps determine procedures for selection of the Chief Executive Officer and assists with the development and maintenance of a succession plan. The Compensation Committee also periodically reviews, in consultation with the Audit Committee, our Code of Conduct and Code of Ethics, and consults with and supports the Audit Committee with respect to the establishment of (a) procedures for receipt, retention and treatment of complaints regarding our accounting, internal controls and auditing matters; and (b) procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Compensation Committee also develops, reviews and recommends such other corporate governance policies and principles as it deems appropriate.

Nominating Committee

Until March 15, 2022, the Nominating Committee was comprised of Messrs. Sirkin (Chair) and Spiro, and at the beginning of 2021, the Nominating Committee was comprised of Messrs. Colbourne (Chair), Anderson and Sirkin. In March 2021, the Company’s Board of Directors appointed Mr. Colbourne as the Chairman of the Nominating Committee, and Mr. Fleming stepped off of the Nominating Committee. As of December 31, 2021, the Board of Directors has determined that, after consideration of all relevant factors, each of the members of the Nominating Committee qualified as an “independent” director under applicable Nasdaq rules.

As of March 15, 2022, our entire Board of Directors serves in place of the Nominating Committee, and our independent directors are responsible for, among other things, identifying individuals qualified to become members of our Board of Directors and approving director candidates for election to our Board of Directors, including the development of policies and procedures to assist in the performance of these responsibilities. In the event there is a vacancy on our Board of Directors, the independent members of our Board of Directors will initiate the effort to identify appropriate director candidates. The independent members of our Board of Directors will also periodically review the appropriate size of our Board of Directors, any appropriate restrictions on service on our Board of Directors, such as term limits and retirement policy, standards regarding our definition of “independence,” establish performance criteria/expectations for director performance, and oversee the criteria and method for evaluating the effectiveness of our Board of Directors.

Mergers and Acquisitions and Investment Committee

On March 15, 2022, our Board of Directors formed the Mergers and Acquisitions and Investments Committee to examine possible strategic acquisitions and significant investments by us and to formulate recommendations concerning any such possible transactions to our Board as a whole. The Mergers and Acquisitions and Investments Committee is currently comprised of Messrs. Spiro (Chair), Colbourn, Sirkin and Norman.

Code of Business Conduct and Ethics

We have a Code of Ethics that applies to our Chief Executive Officer and other senior financial officers, as well as a Code of Conduct applicable to all directors, officers and employees. A copy of each is posted on our website at www.jonessoda.com under the Investor Relations tab, under “Corporate Governance” and under the headings “Code of Ethics” and “Code of Conduct,” respectively. If we waive any material provision of our Code of Conduct or Code of Ethics for our Chief Executive Officer or senior financial officers or substantively change the codes, we will disclose that fact on our website within four business days.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors and employees are prohibited from engaging in short sales of our securities and any hedging or monetization transactions involving our securities. Our Insider Trading Policy further prohibits such persons from holding our securities on margin in a margin account or otherwise pledging our securities. As of December 31, 2021, none of our directors or executive officers had pledged any shares of our common stock.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During fiscal year 2021, the Board of Directors held six meetings; the Audit Committee held four meetings; the Compensation Committee held four meetings; and the Nominating Committee held four meetings. During fiscal year 2021, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his tenure. The independent members of the Board of Directors also meet separately without management directors to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Shareholders’ Meeting

We do not have a formal policy requiring director attendance at our annual meeting of shareholders; however, all directors are encouraged to attend.

Communication with Directors

Shareholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Jones Soda Co., 66 South Hanford Street, Suite 150, Seattle, Washington 98134. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such correspondence must identify the author as a shareholder of the Company, and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

Depending on the subject matter of the communication, management will do one of the following:

●	forward the communication to the director or directors to whom it is addressed;

●	attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock related matter; or

●	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board of Directors meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chair of the Audit Committee, c/o Corporate Secretary, Jones Soda Co., 66 South Hanford Street, Suite 150, Seattle, Washington 98134. Communications addressed to the Audit Committee Chair may be submitted anonymously, in which event the envelope will not be opened for any purpose other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his review and follow-up action as he deems appropriate.

Considerations in Evaluating Director Nominees

Our Board of Directors previously determined that director nomination responsibilities should be overseen by the Nominating Committee; however, as of March 15, 2022, our entire Board of Directors serves in place of the Nominating Committee.

As noted above, on March 15, 2022, the Board of Directors determined that given the current size of the Company that director nomination responsibilities should be overseen by the entire Board. The Board’s goal is to assemble a Board of Directors that brings a variety of perspectives and skills derived from high quality business and professional experience. The Board of Directors has adopted, the Director Selection Guidelines, a copy of which is available on our website at www.jonessoda.com under the Investor Relations tab under the heading “Corporate Governance.” In accordance with the Director Selection Guidelines, the Board of Directors, will review the following considerations, among others, in their evaluation of candidates for Board nomination: personal and professional ethics; training, experience and ability in making and overseeing policy in business; commitment to fulfilling the duties of the Board of Directors; commitment to understanding the Company’s business; commitment to engaging in activities in the best interests of the Company; independence; diversity; industry knowledge and contacts; financial or accounting expertise; leadership qualities; public company board of director and committee experience; and other relevant qualifications. The Board does not have a formal policy with respect to diversity; however, the Board believes it essential to have directors representing diverse viewpoints. Accordingly, diversity is one factor considered by the Board in evaluating overall Board composition and evaluating appropriate director candidates. We believe our current directors bring strong diversity of experiences to the Board as leaders in business, finance and legal affairs. The Board periodically reviews the composition of the Board and assesses the characteristics and critical skills required of prospective director candidates.

Other than consideration of the foregoing and applicable SEC and Nasdaq requirements, unless determined otherwise by the Board, there are no stated minimum criteria, qualities or skills for director nominees. The Board may also consider such other factors as it may deem are in the best interests of us and our shareholders. In addition, at least one member of the Board serving on the Audit Committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable Nasdaq and SEC rules, and a majority of the members of the Board of Directors should meet the definition of “independent director” under applicable Nasdaq rules.

The Board identifies director nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The Board also takes into account an incumbent director’s performance as a Board member. If any member of the Board does not wish to continue in service, if the Board decides not to re-nominate a member for reelection, if the Board decided to fill a director position that is currently vacant or if the Board decides to recommend that the size of the Board be increased, the Board will identify the desired skills and experience of a new nominee in light of the criteria described above. Potential director candidates are referred to the Chair of the Board for consideration by the Board as a whole. If necessary or desirable in the opinion of the Board, the Board will determine appropriate means for seeking additional director candidates, including engagement of outside consultants to assist in the identification of director candidates. The Board recommends the director nominees to the shareholders for election.

The Board will consider candidates recommended by shareholders in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources. Shareholders wishing to suggest director candidates should submit their suggestions in writing to the Chair of the Board, c/o the Corporate Secretary of the Company, providing the candidate's name, biographical data and other relevant information. Shareholders who intend to nominate a director for election at the 2023 annual meeting of shareholders must provide advance written notice of such nomination to the Corporate Secretary of the Company in the manner described below under the heading “When are Shareholder Proposals Due for the 2023 Annual Meeting?”

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, our shareholders will elect six directors to hold office until the 2023 annual meeting of shareholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Directors are elected by a plurality of votes cast by shareholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Pursuant to Section 2 of that certain Investor Rights Agreement dated July 11, 2019 (the “IRA”) entered into by us, Heavenly Rx Ltd. (“Heavenly Rx”) and certain of our shareholders, we are required to nominate for election to the Board of Directors two directors designated by Heavenly Rx. Each of Paul Norman and Clive Sirkin are “Investor Designees” of Heavenly Rx, as defined in the IRA.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of the Record Date.

NAME	AGE	POSITION
Mark Murray	62	President, Chief Executive Officer and Director
Paul Norman	56	Chairman of the Board of Directors
Jamie Colbourne	63	Director
Clive Sirkin	57	Director
Alexander Spiro	39	Director
Chad Bronstein	34	Director

The business background and certain other information about our directors is set forth below.

Mark Murray

Mr. Murray was appointed as our President effective September 1, 2020 and as our Chief Executive Officer as of December 1, 2020, and has been a director of Jones Soda since May 19, 2021.  Prior to that, he was the President of JGC Food Company (“JGC”), a position he held from 2017 to May 2019, and was previously the Vice President of Sales and Marketing of JGC from 2013 to 2017. He was the Vice President of Sales of Harry’s Fresh Foods from 2011 and 2013 and Vice President of National Accounts of Solo Cup Company from 2008 to 2011.  Previous to 2008, Mr. Murray held numerous other roles in sales and marketing, including a 22-year career with Kraft Foods. Mr. Murray received a Bachelor of Arts degree in Marketing, from Michigan State University.  We believe Mr. Murray is qualified to serve on our Board of Directors because he brings first-hand knowledge of the Company's day-to-day operations as well as an understanding of the operational, financial and strategic issues facing our Company.

Paul Norman

Mr. Norman has been a director of Jones Soda since August 2019 and has served as the Chairman of our Board of Directors since March 15, 2022. In addition, since February 2021, Mr. Norman has served as the President of CHW Acquisition Corporation (Nasdaq: CHWA). Mr. Norman is a global consumer products leader with over 30 years of experience creating brand and shareholder value. He currently serves on the boards of directors of Hearthside Food Solutions, a contract food manufacturer and PureK Holdings (TSX-V: PKAN), a CBD retail products company. From 2019 to 2020, he served as chairman and CEO of HeavenlyRx, a privately held CBD wellness company. Prior to HeavenlyRx, Mr. Norman spent three decades at Kellogg, the $11 billion multinational food-manufacturing company, where his tenure was defined by transformation, profitable growth and shareholder value creation through strategic portfolio management, innovation and diverse talent development and leadership. He has deep experience in building brands while successfully navigating complex regulatory environments where challenges around marketing and nutrition/ ingredient labeling restrictions are constantly evolving. As President of Kellogg’s $9 billion North American business from 2015 to 2018, Mr. Norman led initiatives such as the exit of Direct Store Delivery, which transformed U.S. Snacks to a warehouse pull model. He was instrumental in accelerating mergers and acquisitions activity at Kellogg, including Kellogg’s acquisition of RX bar in 2017 for $600 million. In his role, Mr. Norman interacted regularly with the Kellogg board of directors, attending all board meetings and collaborating closely with several sub-committees. He also participated in analyst and investor calls for the company. Prior to serving as President of Kellogg’s North American business in 2015, Mr. Norman served as the company’s Chief Growth Officer from 2013 to 2015, where he developed the Kellogg global category operating model. In that role he focused on long-term innovation, building sales and marketing capability, and long-term strategy for the company’s breakfast and snacks categories. Concurrent with the Chief Growth Officer role, Mr. Norman served as interim President of the U.S. Morning Foods business, which generated approximately $3 billion in revenues. In 2008, he was promoted to president of Kellogg International, where he built a team and platform to support international growth, a key pillar of the company’s growth plan. As part of that team, Mr. Norman helped to facilitate the acquisition of Pringles® in 2012, which was key to the company’s plans for global expansion and growth. In 2012, he led the integration of Pringles® and the restructuring of Kellogg’s European business to implement the new “Wired to Win” operating model, which resulted in significantly improved European top and bottom line performance. From 2004 to 2008, Mr. Norman led U.S. Morning Foods, which included cereal, PopTarts®, the Kashi Company, and the frozen foods division, to five years of sequential profitable sales and share growth. He was named managing director of Kellogg’s U.K./ Republic of Ireland business in 2002, where he successfully led a turnaround in sales performance and helped to grow the company’s cereal market share for the first time in 11 years. In 2000, Mr. Norman became president of Kellogg Canada Inc. and from 1989 to 2000, he held progressively more senior marketing roles at U.S. Morning Foods across France, Canada, Latin America and the U.S. In addition to his time at Kellogg, from 2016 to 2018 Mr. Norman served as a member of the Grocery Manufacturers Association board of directors, where he served on the executive committee. He also served as a Trustee of the Food Marketing Institute Foundation board, from 2016 to 2018. Mr. Norman received a bachelor’s degree with honors in French from Portsmouth Polytechnic.   We believe Mr. Norman is qualified to serve on our Board of Directors because of his branding, business strategy and marketing expertise and experience in the food industry. Mr. Norman is an “Investor Designee” of Heavenly Rx, as defined in the IRA, and was appointed to the Board of Directors in accordance with the terms and conditions of such agreement.

Jamie Colbourne

Mr. Colbourne has served as our director since September 2020. In addition, Mr. Colbourne served as the Chairman of Jones Soda’s Board of Directors from January 1, 2021 to March 15, 2022 and served as our Interim Chief Financial Officer and Principal Financial Officer from November 2021 to March 2022.  Mr. Colbourne served as Jones Soda’s Interim Chief Executive Officer from April 6, 2020 until December 1, 2020. Prior to that, he was the Chief Executive Officer of Harry’s Fresh Foods, a position he held from July 2012 until it was sold in March 2019, and also served on its Board of Directors. Mr. Colbourne currently serves on the Board of Directors of Ellenos Real Greek Yogurt, Harbor Wholesale, and Bargreen Ellingson. He was the Chief Operating Officer of Charlie’s Produce from 2008 to 2012. From 2002 to 2008, Mr. Colbourne served as Chief Executive Officer and President of Litehouse Inc., and prior to that, he held positions at Tully’s Coffee, Specialty Frozen Foods, Haagen-Dazs, Pepsico/Seven-up Canada. Mr. Colbourne received a Bachelor of Commerce, Marketing and Finance from St. Mary’s University in Canada and received a Canadian Chartered Accounting designation in 1982.  We believe Mr. Colbourne is qualified to serve on our Board of Directors because of his management expertise and experience in the food industry.

Clive Sirkin

Mr. Sirkin has been a director of Jones Soda since August 2019. Mr. Sirkin is a seasoned marketing executive who has held various executive roles in large multinational consumer packaged goods companies. He was most recently the Chief Growth Officer for the Kellogg Company from January 2016 through February 2019. In this capacity he was a member of the company's Executive Committee and was responsible for R&D, innovation, sales, marketing, research and analytics and setting the category strategy for the company. Prior to Kellogg, Clive served as the Chief Marketing Officer of Kimberly-Clark from March 2012 to November 2015, overseeing all marketing across their B2B and B2C divisions. This followed a 16+ year career in advertising at Leo Burnett, where he served in various leadership capacities across multiple geographies culminating in being named Group Managing Director with responsibility for setting the global business strategy for the group. He served on the Global Executive Committee and the Board of the company. Mr. Sirkin currently serves on the Boards of Screendragon ltd., Fyllo tech, UCAN and 70 Faces Media. He earned a B. Comm. degree from the University of Witwatersrand in South Africa in 1985.  We believe Mr. Sirkin is qualified to serve on our Board of Directors because of his marketing expertise and experience in the food industry. Mr. Sirkin is an “Investor Designee” of Heavenly Rx, as defined in the IRA, and was appointed to the Board of Directors in accordance with the terms and conditions of such agreement.

Alexander Spiro

Mr. Spiro has been a director of Jones Soda since February 15, 2022. Mr. Spiro is a well-known litigator and successful investor.  Mr. Spiro has been a partner at Quinn Emanuel Urquhart & Sullivan LLP since October 2017. Prior to that, Mr. Spiro had been an attorney at Brafman and Associates in New York City since July 2013. Mr. Spiro is a former prosecutor and the former coordinator of  an autism children’s program at McLean Hospital, Harvard’s psychiatric hospital. Mr. Spiro is a graduate of Harvard Law School where he continues to teach. He has lectured and written on a variety of subjects related to psychology and the law. Mr.  Spiro  serves  as  a  board member and strategic  advisor to a number of public and private companies. Mr. Spiro serves as the Chairman of Glassbridge Enterprises. We believe Mr. Spiro is qualified to serve on our Board of Directors because of his significant analytical and overall business leadership skills.

Chad Bronstein

Mr. Bronstein has been a director of Jones Soda since February 15, 2022. Currently, Mr. Bronstein serves as Chief Executive Officer and Founder of Fyllo, a company providing compliance-first SaaS solutions for highly regulated industries. He also serves as Co-Founder and Chairman of the Board for Tyson 2.0, boxer Mike Tyson’s cannabis company, and Wesana Health, a life science company on a journey to treat traumatic brain injury and mental illness through psychedelics. In addition, he is an investor and partner in Kenan Thompson’s new talent management and production company, Artists for Artists. Previously,  Mr.  Bronstein  served  as the  Chief Revenue Officer of Amobee Inc. after it was acquired by  Adconian Media Group, where he served as Senior  Vice  President  of  North  American  Sales  and  Partnerships.  Mr.  Bronstein  is  also  a  strategic advisor at OpenWeb. He graduated from Miami University in 2009.  We believe Mr. Bronstein brings to our Board of Directors executive leadership experience and a knowledge of the cannabis industry.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mark Murray, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

NAME	AGE	POSITION
Mark Murray	62	President, Chief Executive Officer and Director
Eric Chastain	51	Chief Operating Officer, President of the Jones Beverage Division, and Corporate Secretary
Joe Culp	30	Interim Chief Financial Officer, Controller and Principal Financial and Accounting Officer

Eric Chastain

Mr. Chastain was appointed as our Chief Operating Officer effective June 2014 and as the President of the Jones Beverage Division since November 8, 2021. He has been with the Company for nearly 20 years, and previously served as Vice President of Operations of the Company from May 2002 to June 2014. As Chief Operating Officer, Mr. Chastain is responsible for directing the operational aspects of our contract manufacturing, as well as purchasing, logistics, and product development. Additionally, Mr. Chastain leads the international business development for the Company. Prior to joining us, Mr. Chastain had several years of beverage manufacturing experience as Director of Operations. Mr. Chastain attended Washington State University and Central Washington University where he earned a Bachelor of Arts degree in Business Administration.

Joe Culp

Mr. Culp has served as our Controller and Principal Accounting Officer since March 8, 2021 and our Interim Chief Financial Officer and Principal Financial Officer since March 2022. He has served in various financial roles since joining us in January 2019, including as Principal Financial Officer from March 8, 2021 to November 23, 2021. Previously, Mr. Culp served as a senior accountant in the audit department of Moss Adams LLP from 2014 to November 2018, performing audits for both public and private companies across various industries including manufacturing, public utilities, financial institutions, health care, and contractors. Mr. Culp received a Bachelor of Arts degree in Accounting and Master's in Accounting, both from Washington State University, and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2021 and 2020, all compensation awarded or paid by us to, or earned by, the following persons (the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total
Mark Murray	2021	284,375	100,000	-	1,200		385,575
President and Chief Executive Officer	2020	85,417	-	82,500	75,400	(3)	243,317
Eric Chastain	2021	170,183	33,000	24,500	1,800	(2)	229,483
Chief Operating Officer, President of the Jones Beverage Division, and Corporate Secretary	2020	114,922	16,500	11,000	1,800	(2)	144,222
Joe Culp	2021	95,000	29,250	24,500	-		148,750
Interim Chief Financial Officer, Controller and Principal Accounting and Financial Officer (4)	2020	85,000	10,500	-	-		95,500

____________

(1)

Represents the aggregate grant date fair value for awards granted, as applicable, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). See Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 regarding the assumptions underlying the valuation of equity awards.

(2)	Consisted of a car allowance and cell phone allowance for Mr. Chastain in 2020 and 2021 and Mark Murray in 2021.
(3)

Mr. Murray was appointed as our President effective September 1, 2020 and as our Chief Executive Officer as of December 1, 2020.  “All Other Consideration” consisted of a car allowance and cell phone allowance for Mr. Murray in 2020, as well as consulting payments made to Mr. Murray during 2020 prior to his employment as our President in September 2020.

(4)	Mr. Culp was appointed as of Interim Chief Financial Officer and Principal Financial Officer on March 15, 2022.

Narrative Disclosure to Summary Compensation Table

The following describes the material factors necessary to understand the compensation disclosed in the Summary Compensation Table.

Mark Murray. Mr. Murray was appointed as our President effective September 1, 2020, and we and Mr. Murray entered into our standard employment letter agreement pursuant to which Mr. Murray served as President at an annual salary of $250,000. Effective December 1, 2020, we and Mr. Murray entered into an amended and restated employment letter agreement pursuant to which Mr. Murray serves as our Chief Executive Officer and President at an annual salary of $275,000. Effective May 16, 2021, Mr. Murray’s annual base salary was increased from $275,000 to $290,000. In addition, Mr. Murray is eligible to earn a cash bonus in an amount equal $75,000 payable in the event that the Company achieves both its revenue and EBITDA targets for 2021 (with upward scaling of the bonus amount available to be earned at the rate of $1,250 in additional bonus amounts for every 1% above these targets achieved by the Company (i.e., if the Company exceeds both its revenue and EBITDA targets for 2021 by 20%, the bonus amount for 2021 shall be equal to $100,000)). The Company also approved the grant to Mr. Murray of a stock option to purchase up to 100,000 shares of the Company’s common stock; provided that (a) such option shall become immediately vested as to 50,000 shares if the Company achieves both its revenue and EBITDA targets for 2021 (as determined by the Compensation Committee in its reasonable discretion based on its review of the Company’s audited consolidated financial statements for 2021); (b) such option shall become immediately vested as to 100,000 shares if the Company exceeds by at least 20% both its revenue and EBITDA targets for 2021 (as determined by the Compensation Committee in its reasonable discretion based on its review of the Company’s audited consolidated financial statements for 2021) and (c) such option shall be terminated in its entirety and shall not be exercisable for any shares if the Company does not achieve both its revenue and EBITDA targets for 2021 (as determined by the Compensation Committee in its reasonable discretion based on its review of the Company’s audited consolidated financial statements for 2021). Mr. Murray’s stock option shall be subject to the Company’s 2011 Equity Incentive Plan, as readopted, and the Company’s standard non-qualified stock option agreement, which have been filed by the Company with the SEC, and shall have an exercise price equal to the Company’s closing stock price (as quoted on the OTCQB marketplace) on the date of grant. Effective as of February 15, 2022, the Board of Directors approved a cash bonus for Mr. Murray in the amount of $100,000 based on the Company’s 2021 performance.  In addition, Mr. Murray was granted non-qualified stock options subject to the terms and conditions of our 2011 Plan for the purchase of (i) 100,000 shares of the our common stock at an exercise price equal to $0.165 per share, which were immediately vested as of the date of grant, and (ii) 400,000 shares of our common stock at an exercise price equal to $0.165 per share, which vests as follows:  1/4th of the shares subject to the option shall vest on the one-year anniversary of the date of grant and an additional 1/48th of the shares subject to the option shall vest on a monthly basis thereafter for a period of 48 months (subject to Mr. Murray’s continuous service with us).

Eric Chastain. Mr. Chastain has served as our Chief Operating Officer since June 2014, as Corporate Secretary since December 2015 and as the President of the Jones Beverage Division since November 8, 2021. Mr. Chastain previously served as Vice President of Operations from 2002 until June 2014 when he was promoted to Chief Operating Officer. Effective as of November 8, 2021, Mr. Chastain’s annual base salary was increased from $165,000 to $200,000. In addition, Mr. Chastain may be eligible to receive an annual performance-based cash bonus based on us achieving certain net income targets, all subject to approval by the Compensation Committee. Effective as of February 15, 2022, the Board of Directors approved a cash bonus for Mr. Chastain in the amount of $33,000 based on the Company’s 2021 performance. In connection with his performance, in March 2020, we awarded to Mr. Chastain a stock option to purchase 50,000 shares of common stock, which option is subject to the terms and conditions of our 2011 Plan (as defined below), has an exercise price equal to $0.22 per share and vests as follows:  (i) 25% of such shares vest upon the first anniversary of the vesting commencement date and (ii) an additional 1/48th of such shares vest at the conclusion of each additional one-month period thereafter, in each case subject to Mr. Chastain’s continued employment with us. In addition, in connection with his performance, in March 2021, we awarded to Mr. Chastain a stock option to purchase 50,000 shares of common stock, which option is subject to the terms and conditions of our 2011 Plan, has an exercise price equal to $0.49 per share and vests as follows:  (i) 25% of such shares vest upon the first anniversary of the vesting commencement date and (ii) an additional 1/48th of such shares vest at the conclusion of each additional one-month period thereafter, in each case subject to Mr. Chastain’s continued employment with us. During 2021 and 2020, Mr. Chastain was paid a $150 per month cell phone allowance.

Joe Culp. Mr. Culp has served as our Controller and Principal Accounting Officer since March 8, 2021 and Interim Chief Financial Officer and Principal Financial Officer since March 15, 2022. He has served in various financial roles since joining us in January 2019, including as Principal Financial Officer from March 8, 2021 to November 23, 2021. Effective as of January 1, 2022, Mr. Culp’s annual base salary was increased from $95,000 to $110,000. In addition, on November 2, 2021, the Board approved a cash bonus in the amount of $15,000 for Mr. Culp. Additionally, Mr. Culp was paid a cash bonus of $14,250 effective February 15, 2022 in connection with his 2021 performance. In addition, in March 2021, we awarded to Mr. Culp a stock option to purchase 50,000 shares of common stock, which option is subject to the terms and conditions of our 2011 Plan, has an exercise price equal to $0.49 per share and vests as follows:  (i) 25% of such shares vest upon the first anniversary of the vesting commencement date and (ii) an additional 1/48th of such shares vest at the conclusion of each additional one-month period thereafter, in each case subject to Mr. Culp’s continued employment with us.

Outstanding Equity Awards at Fiscal Year-End 2021 Table

The following table presents information about outstanding equity awards held by each of our named executive officers (the “Named Executive Officers”) as of December 31, 2021.

		Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mark Murray (1)	11/3/2020	100,000	300,000	0.17	3/6/2028
	11/3/2020	100,000	—	0.17	12/21/2025
Eric Chastain (2)	3/23/2021	—	50,000	0.49	3/23/2031
	3/26/2020	21,875	28,125	0.22	3/26/2030
	3/6/2018	23,438	1,562	0.35	3/6/2028
	3/6/2018	25,000	—	0.35	3/6/2028
	12/8/2016	50,000	—	0.49	12/8/2026
	12/8/2016	50,000	—	0.49	12/8/2026
	11/18/2015	50,000	—	0.41	11/18/2025
	12/12/2013	50,000	—	0.47	12/12/2023
	1/24/2013	100,000	—	0.27	1/24/2023
	12/6/2012	15,000	—	0.31	12/6/2022
Jamie Colbourne (3)	1/4/2021	—	104,690	0.18	1/4/2031
	12/2/2020	11,870	—	0.18	12/2/2030
Joe Culp (4)	3/23/2021	—	50,000	0.49	3/23/2031
	11/5/2019	13,021	11,979	0.40	11/5/2029
	1/24/2019	18,229	6,771	0.28	1/24/2029

__________________

(1)

Mr. Murray's stock options vest as follows (in each case, subject to Mr. Murray’s continued service with the Company):

•400,000 stock option granted in November 2020 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter; and

•100,000 stock options granted in November 2020 was fully vested upon grant.

(2)

Mr. Chastain's stock options vest as follows (in each case, subject to Mr. Chastain’s continued service with the Company):

•2021 stock option granted in March 2021 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter;

•2020 stock option granted in March 2020 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter;

•2018 stock option granted in March 2018, 50% vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter; and 50% cliff vested in March 2019 after certain performance metrics were met;

•2016 stock option granted in December 2016 cliff vested in 2017 as certain quantitative performance metrics were met;

•2016 stock option granted in December 2016 vested over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter;

•2015 stock option granted in November 2015 vested over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter;

•2013 stock option granted in December 2013 vested over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter;

•2013 stock option granted in January 2013 vested and became exercisable at a rate of 1/24 each month and became fully exercisable on the two-year anniversary of the date of grant subject his continuous service; and

•2012 stock option vested in full on the one-year anniversary of the date of grant.

(3)

Mr. Colbourne's stock options vest as follows (in each case, subject to Mr. Colbourne’s continued service with the Company):

•2021 stock option granted in January 2021 vests in full in January 2022; and

•2020 stock option granted in December 2020 vested in full in December 2021.

(4)

Mr. Culp's stock options vest as follows (in each case, subject to Mr. Culp’s continued service with the Company):

•2021 stock option granted in March 2021 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter;

•2019 stock option granted in November 2019 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter; and

•2019 stock option granted in January 2019 vests over a period of 48 months, with 25% vesting after one year and an additional 1/48th vesting each one-month period of continuous service completed thereafter.

Additional Narrative Disclosure

In March 2021, the Board of Directors approved the readoption of the Company’s 2011 Plan to extend the expiration date thereof from April 1, 2021 to April 1, 2023 and obtained shareholder approval of such readoption at the annual meeting of shareholders held on May 13, 2021.

On September 30, 2021, the Board of Directors upon the recommendation of the Compensation Committee, approved an amendment to the 2011 Plan to decrease the number of shares of common stock available for issuance pursuant to future awards under the 2011 Plan from 4,785,597 shares of common stock to 2,500,000 shares of common stock. In addition, the Board of Directors approved an amendment to the outstanding awards previously granted under the 2011 Plan to provide that upon the closing of the Plan of Arrangement, the vesting of all awards outstanding as of September 30, 2021 shall be accelerated, and such awards shall thereafter become immediately vested in full and the restrictions thereon shall lapse.

Moreover, our 2011 Plan, as amended, provides for accelerated vesting of all unvested awards upon a corporate transaction, irrespective of the scheduled vesting date for these awards, unless the awards are assumed or substituted for by the successor company. For purposes the 2011 Plan, a “corporate transaction” means any of the following events:

●	Acquisition by a third party of beneficial ownership of 50% or more of the outstanding common stock or voting power of the Company, subject to certain exceptions;

●

A change in the composition of the Board of Directors during any 24-month period such that the individuals who, as of the beginning of such 24-month period, constitute the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors, subject to certain exceptions;

●	Consummation of a merger or consolidation of the Company with or into any other company;

●

Consummation of a statutory share exchange pursuant to which our outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of our outstanding voting securities; or

●	Consummation of a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of our assets.

Compensation Practices

We have evaluated the risks arising from our compensation policies and practices for our employees and concluded that such risks are not reasonably likely to have a material adverse effect on the Company. In this regard, the following factors, among others, were considered:

●	Compensation is in line with the Company’s business plan and discourages inappropriate risk-taking for short-term gains;

●

Long-term incentive compensation is primarily in the form of stock options that generally vest over multiple year periods, thereby aligning the interests of management and other key employees with the long-term interests of our shareholders;

●	Annual cash bonuses are discretionary and are not governed by a fixed formula; and

●	Sales commissions are not an element of our compensation practices for our Named Executive Officers or other senior management.

Director Compensation

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Compensation Committee and the Board of Directors consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the Board of Directors.

In addition to cash and stock-based compensation, non-employee directors are reimbursed for their out-of-pocket expenses, in accordance with our reimbursement policies, incurred in attending meetings of the Board of Directors and committee meetings and conferences with our management. We also maintain liability insurance for all of our directors and executive officers.

2021 Cash Compensation

We pay cash compensation to our non-employee directors for their service on the Board of Directors and Board committees. Under our standard director compensation structure for 2021, each non-employee director received the following cash compensation for his service in 2021:

Position	Amount
Non-employee (“NE”) Director Annual Retainer (payable in quarterly payments)	$20,000
NE Director Board Meeting Attendance Fee (telephonic)	2,000 (500)
Chair of Board of Directors Annual Retainer	5,000
Chair of Audit Committee Annual Retainer	2,500
Chair of Compensation and Governance Committee Annual Retainer	1,000
Chair of Nominating Committee Annual Retainer	1,000
Audit Committee Member Annual Retainer	1,000
Compensation, Nominating, and Governance Committee Member Annual Retainer	500

Non-employee directors can elect to receive payment of all or any portion of their cash compensation in the form of shares of our fully vested common stock in lieu of cash. Our Compensation Committee has approved this practice since June 2010. No directors elected to receive shares in lieu of payment of all or any portion of their cash compensation during 2021.

2021 Equity Compensation

Commencing as of January 1, 2020, equity compensation for non-employee director service consists of the grant of an annual non-qualified stock option award that vests on the first anniversary of the date of grant (subject to the director’s continuing service as of such anniversary date), with the number of shares underlying such award determined by dividing $25,000 by the closing stock price (as quoted on the OTCQB marketplace) on the date of grant (which shall be the first trading day in January in each calendar year), and such stock option award shall have an exercise price equal to our closing stock price (as quoted on the OTCQB marketplace) on the date of grant. When joining our Board of Directors, each new non-employee director shall be granted a non-qualified stock option award that vests on the first anniversary of the date of grant (subject to the director’s continuing service as of such anniversary date), with the number of shares underlying such award determined by dividing $25,000 by our closing stock price on the first trading day following the date on which such director is appointed), prorated based on the date on which such director is appointed, and which stock option shall be granted as of the first trading day following the date on which such director was appointed, and shall have an exercise price equal to our closing stock price (as quoted on the OTCQB marketplace) on the date of grant.

2021 Director Compensation Table

The following table presents information about compensation earned by non-employee directors during 2021:

Name	Fees Earned ($)	Stock Option Awards ($)	Total ($)
Jeff Anderson	$38,000	$25,000	$63,000
Clive Sirkin	34,000	25,000	59,000
Paul Norman	33,000	25,000	58,000
Michael Fleming	34,333	25,000	59,333
Jamie Colbourne	43,667	25,000	68,667

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During our fiscal years ended December 31, 2021 and December 31, 2020, except as set forth herein, we were not a party to any transactions in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On February 9, 2022, current directors Chad Bronstein and Alexander Spiro purchased, prior to becoming directors on our Board of Directors, an aggregate principal amount of $100,000 and $400,000, respectively, of 3.00% unsecured convertible debentures (“Contingent Convertible Debentures”) of the Company, which are convertible into units of our Company at a conversion price of $0.50 per unit, with each unit consisting of one share of our common stock and one share purchase special warrant of our Company (“Jones Special Warrant”). Each Jones Special Warrant will be exercisable into one share of our common stock at a price of $0.625 per share for a period of 24 months from the date of issuance, conditional upon us increasing our authorized capital to an amount to cover the shares issuable pursuant to all of the outstanding Jones Special Warrants as well as the other shares of our common stock issuable pursuant to our then outstanding convertible/exercisable securities. The Contingent Convertible Debentures are automatically convertible into our units upon us increasing our authorized capital to an amount to cover the shares issuable pursuant to all of the outstanding Contingent Convertible Debentures as well as all of our other then outstanding convertible/exercisable securities. The Contingent Convertible Debentures are only convertible into our units upon us increasing our authorized capital to an amount to cover the shares issuable pursuant to all of the outstanding Contingent Convertible Debentures as well as all of our other then outstanding convertible/exercisable securities. See Proposal 2 with respect to the proposal to increase the authorized number of shares of our common stock.

Jamie Colbourne, a director and the former Chairman of our Board of Directors and former Interim Chief Financial Officer, Mark Murray, our President and Chief Executive Officer and a member our Board of Directors, former director Jeffrey Anderson, current director Clive Sirkin and current Chairman of the Board Paul Norman, each acquired $200,000 in subscription receipts in Pinestar Gold Inc., and consequently each of these related persons acquired 400,000 shares of our common stock and 400,000 Jones Special Warrants (exercisable into shares of our common stock at an exercise price of $0.625 per share) in connection with the closing of the plan of arrangement under the Business Corporations Act (British Columbia) on February 15, 2022. The issuance of our shares of common stock and the Jones Special Warrants to these related parties was approved by the Company’s Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of March 14, 2022 certain information regarding the beneficial ownership of our outstanding common stock by the following persons or groups:

●	each person who is known by us to own beneficially more than 5% of the outstanding shares of common stock;

●	the Named Executive Officers identified in the Summary Compensation Table above;

●	each of our directors; and

●	all of our directors and executive officers as a group.

As of March 14, 2022, there were 92,249,756  shares of common stock issued and outstanding. Unless otherwise indicated, each person's address is c/o Jones Soda Co., 66 S. Hanford St., Suite 150, Seattle, WA 98134.

Beneficial ownership is determined in accordance with SEC rules and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of March 14, 2022 are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated and subject to community property laws where applicable, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names.

	Beneficial Ownership of Common Stock (1)
Name and Address of Beneficial Owner	No. of Shares	Securities Currently Exercisable or Within 60 Days	Total Beneficial Ownership		Percent of Total
5% Owners
Heavenly Rx Ltd.	9,000,000	—	9,000,000		9.8%
SOL Verano Blocker 1 LLC	16,740,850	1,674,808	18,415,658		19.6%
Executive Officers and Directors
Mark Murray	450,000	500,000	950,000		1.0%
Eric Chastain (2)	10,500	503,559	514,059		*
Joe Culp	—	100,000	100,000		*
Jamie Colbourne	400,000	116,560	516,560		*
Alexander Spiro	83,000	—	83,000		*
Clive Sirkin	1,920,211	185,335	2,105,546		2.3%
Chad Bronstein	—	—	—		*
Paul Norman	1,665,152	185,335	1,850,487	(4)	2.0%
All current directors and executive officers as a group (8 persons)(3)	4,528,863	1,590,789	6,119,652		6.5%

* Less than one percent
(1) The table is based upon information supplied by such principal shareholders, executive officers and directors.

(2) On April 18, 2018, Mr. Chastain purchased a $10,000 convertible subordinated promissory note of the Company, which accrues interest at a rate of 6.0% per annum with a four-year team and a conversion rate of $0.32 per share. The conversion price is subject to anti-dilution adjustment on a broad-based, weighted average basis if we issue shares or equity-linked instruments at a conversion price below $0.32 per share.  Mr. Chastain may convert all or part of such convertible note into shares of common stock of the Company at any time on or prior to the maturity date of the convertible note. As of March 14, 2022, Mr. Chastain has the ability to convert the note into 38,559 shares, which have been included in the amounts described above.

(3) Consists of Messrs. Colbourne, Bronstein, Spiro, Norman, Sirkin, Chastain, Murray, and Culp.

(4) The securities are owned by Paul Timothy Norman Trust. Paul Norman is the Trustee of Paul Timothy Norman Trust and in such capacity has the right to vote and dispose of the securities held by such trust.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000 SHARES TO 800,000,000 SHARES

Our Articles of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock, no par value per share. On March 15, 2022, our Board adopted a resolution to amend our Articles of Incorporation, subject to shareholder approval, to increase the number of authorized shares of our common stock to 800,000,000 shares (the “Share Increase Amendment”). The additional 700,000,000 shares of common stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The holders of common stock are not entitled to preemptive rights or cumulative voting.

The form of Share Increase Amendment to be filed with the Secretary of State of the State of Washington is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Purpose of Share Increase Amendment

Our Board believes it is in the best interests of our Company and our shareholders to increase our authorized shares of common stock in order to have additional shares available for use as our Board deems appropriate or necessary. At present, the Company has 92,249,756 shares outstanding and 3,906,159 shares issuable upon exercise of outstanding options leaving only 3,844,085 shares available for issuance by the Company. As such, the primary purpose of the Share Increase Amendment is to provide our Company with greater flexibility with respect to managing our common stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board. These corporate purposes could include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our incentive plans, and acquisition transactions. Specifically, the Contingent Convertible Debentures are not convertible, and the Jones Special Warrants are not exercisable, into shares under the Company’s current authorized number of shares. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in our capitalization. Our Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes.

Effect of Approval of Proposed Amendment

The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of common stock available for issuance, if approved by our shareholders:

	As of March 14, 2022	Upon Effectiveness of the Share Increase Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	100,000,000	800,000,000
Outstanding shares of common stock	92,249,756	92,249,756
Shares of common stock authorized for future issuance under the Company’s incentive plan (1)	1,936,562	1,936,562
Shares of common stock subject to outstanding equity awards under the Company’s incentive plan	3,906,159	3,906,159
Shares of common stock issuable upon exercise of outstanding Jones Special Warrants that become exercisable upon the effectiveness of the Share Increase Amendment	20,025,035	20,025,035
Shares of common stock issuable upon conversion of the 3.00% unsecured convertible debentures	6,038,575	6,038,575
Shares of common stock underlying Jones Special Warrants issued upon the conversion of the convertible debenture	6,038,575	6,038,575
TOTAL OUTSTANDING SHARES OF COMMON STOCK, SHARES OF COMMON STOCK SUBJECT TO OUTSTANDING EQUITY AWARDS, SHARES OF COMMON STOCK AUTHORIZED FOR FUTURE ISSUANCE UNDER THE COMPANY’S INCENTIVE PLAN, SHARES OF COMMON STOC ISSUABLE UPON EXERCISE OF OUTSTANDING JONES SPECIAL WARRANTS, SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF UNSECURED CONVERTIBLE DEBENTURES AND SHARES OF COMMON STOCK UNDERLYING JONES SPECIAL WARRANTS ISSUED UPON CONVERSION OF CONVERTIBLE DEBENTURES	1,936,563	1,936,562

SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE	132,131,225	132,131,225

(1)

Does not include shares of our common stock that may be reserved pursuant to the 2022 Plan if the 2022 Plan is adopted by our shareholders at the Annual Meeting. See Proposal 3 for additional information regarding the 2022 Plan.

In addition to the shares that will be reserved for issuance under our existing incentive plan, an aggregate of 6,038,575 shares and 6,038,575 Jones Special Warrants (exercisable into 6,038,575 shares at an exercise price of $0.625 per share) will be issued upon the conversion of the Contingent Convertible Debentures, which will convert automatically upon the effectiveness of the Share Increase Amendment. Additionally, an aggregate of 20,025,035 currently outstanding Jones Special Warrants become exercisable into 20,025,035 shares at an exercise price of $0.625 per share upon the effectiveness of the Share Increase Amendment. Because our directors and executive officers have outstanding equity awards under our incentive plan, and may be granted additional equity awards under such plan, and if approved by shareholders, the 2022 Plan, they may be deemed to have an indirect interest in the Share Increase Amendment because, absent the amendment, the Company may not have sufficient authorized shares to make future awards. Additionally, Chad Bronstein and Alexander Spiro currently hold $100,000 and $400,000 respectively, in aggregate principal amount of Contingent Convertible Debentures that convert automatically upon the effectiveness of the Share Increase Amendment, and each of Jamie Colbourne, Mark Murray, Clive Sirkin and Paul Norman hold 400,000 Jones Special Warrants which become exercisable upon the effectiveness of the Share Increase Amendment.

The Share Increase Amendment will not have any immediate effect on the rights of existing shareholders. However, our Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. Future issuances of common stock or securities convertible into or exchangeable for common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current shareholders.

The Share Increase Amendment would become effective upon the filing of Articles of Amendment to our Articles of Incorporation with the Secretary of State of the State of Washington, which the Company intends to do promptly after the Annual Meeting. In the event that the Share Increase Amendment is not approved by our shareholders at the Annual Meeting, our current Articles of Incorporation would remain in effect in its entirety. Our Board reserves the right, notwithstanding shareholder approval of the Share Increase Amendment and without further action by our shareholders, not to proceed with the Share Increase Amendment at any time before it becomes effective.

Potential Anti-Takeover Effect

Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 100,000,000 SHARES TO 800,000,000 SHARES.

PROPOSAL 3

APPROVAL OF THE JONES SODA CO. 2022 OMNIBUS EQUITY INCENTIVE PLAN

Introduction

On March 15, 2022, our Board of Directors adopted our 2022 Omnibus Equity Incentive Plan. The 2022 Plan will become effective, if at all, on the date that it is approved by the our shareholders (the “Effective Date”).

Under the 2022 Plan, the sum of (i) 10,000,000 shares of the Company’s common stock, plus (ii) the number of shares of common stock reserved, but unissued under the Company’s 2011 Incentive Plan (the “2011 Plan”), plus (iii) the number of shares of common stock underlying forfeited awards under the 2011 Plan are initially available for issuance of awards under the Plan.

Our administrator may grant incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to participants to acquire shares of Company common stock under the 2022 Plan. It is anticipated that the 2022 Plan will be administered by the Compensation Committee. The closing price per-share of the Company’s common stock as reported on the OTCQB on March 18, 2022 was $0.55.

Rationale for Adoption of the 2022 Plan

Grants of options, stock appreciation rights, restricted shares of common stock, restricted stock units and other stock-based awards to our employees, directors and independent contractors are an important part of our long-term incentive compensation program, which we use in order to strengthen the commitment of such individuals to us, motivate them to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts are expected to result in our long-term growth and profitability.

The number of shares proposed to be available for grant under the 2022 Plan is designed to enable the Company to properly incentivize its employees and management teams over a number of years on a going-forward basis.

Share Usage. Subject to shareholder approval of the 2022 Plan, the sum of (i) 10,000,000 shares of the Company’s common stock, plus (ii) the number of shares of common stock reserved, but unissued under the 2011 Plan, plus (iii) the number of shares of common stock underlying forfeited awards under the 2011 Plan will be reserved for issuance under the 2022 Plan as of March 17, 2022, which represents approximately 12.94% of our issued and outstanding shares of common stock. The Board believes that this number of shares of the Company’s common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all shareholders. The closing trading price of the Company’s common stock as reported on the OTCQB as of the Record Date was $[ ].

As of the Record Date, we had: (i) [ ] shares of Company common stock outstanding; (ii) [ ] stock options outstanding (vested and unvested) under the 2011 Plan, with a weighted average exercise price of $[ ] per share; and (iii) [ ] shares of unvested restricted stock outstanding.

Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2022 Plan will be equal to the sum of (i) 10,000,000 shares of common stock; plus (ii) the number of shares of common stock reserved, but unissued under the 2011 Plan, plus (iii) the number of shares of common stock underlying forfeited awards under the 2011 Plan; plus (iv) an annual increase on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the 2022 Plan, equal to the lesser of (A)  4% of the shares of common stock outstanding (on an as-converted basis, which shall include shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including, without limitation, preferred stock, warrants or employee options to purchase any shares of common stock) on the final day of the immediately preceding calendar year and (B) such lesser number of shares of common stock as determined by our Board of Directors; provided that shares of common stock issued under the 2022 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, or (ii) an award that a participant purchases at fair market value.

No more than the sum of (i) 10,000,000 shares of common stock, plus (ii) the number of shares of common stock reserved, but unissued under the 2011 Plan, plus (iii) the number of shares of common stock underlying forfeited awards under the 2011 Plan, as increased on an annual basis, on the first day each calendar year beginning with the first January 1 following the Effective Date of the 2022 Plan and ending with the last January 1 during the initial ten-year term of the 2022 Plan, by the lesser of (A) 4% of the shares of common stock outstanding (on an as-converted basis, which shall include shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including without limitation, preferred stock, warrants or employee options to purchase any shares of common stock) on the final day of the immediately preceding calendar year, (B)  such lesser number of shares of common stock as determined by our Board of Directors) shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the 2022 Plan may be authorized but unissued shares of the Company’s common stock or shares of the Company’s common stock that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of the Company’s common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of the Company’s common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2022 Plan except that (i) any shares of Company common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of Company common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2022 Plan. If an award is denominated in shares of the Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2022 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2022 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of the Company’s common stock will no longer be available for grant under the 2022 Plan.

As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the 2022 Plan will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Description of 2022 Plan

The following is a summary of the material features of the 2022 Plan. This summary is qualified in its entirety by the full text of the 2022 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Types of Awards. The 2022 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The 2022 Plan will be administered by our Board of Directors, or if our Board of Directors does not administer the 2022 Plan, the Compensation Committee of the Board or other subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our Board of Directors or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2022 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2022 Plan.

The 2022 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards. No participant who is a director, but is not also an employee or consultant, of the Company shall receive awards under the 2022 Plan and be paid cash compensation during any calendar year that exceed, in the aggregate, $200,000 in total value, increased to $250,000 in the calendar year of his or her initial service as a non-employee director. In addition, subject to shareholder approval, (i) the number of shares reserved for issuance under the 2022 Plan to a “related person” (as defined herein) shall not exceed 5% of the outstanding securities of the Company and the aggregate number of shares reserved for issuance to all related persons shall not exceed10%, and (ii) the number of shares of common stock issued within 12 months to a related person shall not exceed 5% of the outstanding securities of the Company and the aggregate number of shares issued to all related persons within 12 months shall not exceed 10%, with such thresholds in each case determined on a fully diluted basis. A “related person” means a director or executive officer of the Company of an affiliate of the Company, an associate of such person, or a “permitted transferee of such person. A permitted transferee includes (1) a spouse of a related person, (2) a trustee, custodian, or administrator acting on behalf of, or for the benefit of such related person or his or her spouse, (3) a holding entity of such related person or his or her spouse.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the 2022 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2022 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a shareholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2022 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2022 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the 2022 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to 10% shareholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a shareholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of an participant's termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights. SARs may be granted either alone (a “free-standing SAR”) or in conjunction with all or part of any option granted under the 2022 Plan (a “tandem SAR”). A free-standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the free-standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A tandem SAR will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a free-standing SAR may not exceed ten years from the date of grant. The exercise period of a tandem SAR will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of an participant's termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 2022 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, recapitalization, spin-off, spin-out, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate or capital structure results in (a) the outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2022 Plan as well as the maximum number and kind of shares of common stock of the Company issuable as incentive stock options, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2022 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2022 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). In addition, in the event of a dissolution or liquidation of the Company, to the extent not previously exercised or settled, and unless otherwise determined by the plan administrator in its sole discretion, awards shall terminate immediately prior to the dissolution or liquidation of the Company and, to the extent a vesting condition, forfeiture provision or repurchase right applicable to an award has not been waived by the plan administrator, the award shall be forfeited immediately prior to the consummation of the dissolution or liquidation. With respect to awards subject to foreign laws (including the applicable requirements under Canadian federal, provincial, and territorial securities laws), adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2022 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs that is not assumed, substituted, converted or replaced by the successor company and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then (i) any unvested award subject to time-based vesting will become fully vested and the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any such award granted under the 2022 Plan to lapse, and (any award subject to any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. Notwithstanding the foregoing, in the event that a change in control, which is results in a change in capitalization, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.

For purposes of the 2022 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board of Directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board of Directors immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of Directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board of Directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our shareholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets. In addition, a change of control shall exclude, in each case described in (i) through (iii) of this paragraph, a transaction pursuant to which no person (other than the Company, any employee benefit plan (or related trust) of the Company, a related company or a successor company) will beneficially own, directly or indirectly, 33% or more of, respectively, the outstanding shares of common stock of the successor company or the combined voting power of the outstanding voting securities of the successor company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the change of control.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2022 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2022 Plan

The 2022 Plan provides our Board of Directors with authority to amend, alter or terminate the 2022 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The 2022 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If we are required to prepare a financial restatement due to material non-compliance with any financial reporting requirement, then the plan administrator may require any Section 16 officer to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 16 officer during the preceding three years that the plan administrator determines was in excess of the amount that such Section 16 officer would have received had such cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 16 officer (which need not be the same amount or proportion for each Section 16 officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion

US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2022 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2022 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2022 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2022 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2022 Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	3,305,511	$0.36	2,389,062(1)
Equity compensation plans not approved by security holder	-	-	-
Total	3,305,511	$0.36	2,389,062(1)

(1)

The 2011 Plan, as readopted, includes a formula for an annual increase in the number of shares authorized under the 2011 Plan, as of January 1 of each year, by an amount equal to the lesser of (a) 1,300,000 shares, (b) 4.0% of our outstanding common stock as of the end of our immediately preceding fiscal year, and (c) a lesser amount determined by the Board of Directors, provided that the number of shares that may be granted pursuant to awards in a single year may not exceed 10% of our outstanding shares of common stock on a fully diluted basis as of the end of the immediately preceding fiscal year. On September 30, 2021, our Board of Directors, upon the recommendation of our Compensation Committee, approved an amendment to the 2011 Plan to decrease the number of shares of common stock available for issuance pursuant to future awards under the 2011 Plan from 4,785,597 shares of common stock to 2,500,000 shares of common stock.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE 2022 PLAN.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC rules promulgated thereunder, we are providing our shareholders with the opportunity to cast an advisory vote on the compensation of our named executive officers, also known as the “say-on-pay vote”, as described below.

The objective of the compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives. Our compensation philosophy is also designed to reinforce a sense of ownership and to link compensation to the Company’s performance as well as the performance of each of our named executive officers. Before voting on this Proposal 4, you are urged to read the sections of this proxy entitled “Executive Compensation”.

Because your vote is advisory, it will not be binding on our Board of Directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, our Board of Directors and our Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. In accordance with the rules adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a shareholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Jones Soda Co., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission as set forth in the Executive Compensation Section of this proxy statement, is hereby APPROVED”.

Unless the Board of Directors modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2023 annual meeting of shareholders.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022

Our Board has appointed Armanino LLP (“Armanino”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. Armanino has acted as our principal accountant since 2021 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2021.

A representative of Armanino is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year ended December 31, 2021, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Accountant Fees and Services

The following table sets forth the aggregate fees billed by our current independent accountants, Armanino, for professional services rendered in the fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees (1)	$94,500	$—
Audit-Related Fees (2)	—	—
Tax fees (3)	16,050	—
All Other Fees (4)	—	—

The following table sets forth the aggregate fees billed by our former independent accountants, BDO LLP, for professional services rendered in the fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees (1)	$30,200	$122,778
Audit-Related Fees (2)	—	—
Tax fees (3)	16,050	36,715
All Other Fees (4)	—	—

(1)

“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-Q, and audit services provided in connection with other statutory or regulatory filings, including without limitation, our Registration Statement on Form S-1 (previously on Form S-3).

(2)	“Audit-Related Fees” generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements.
(3)	“Tax Fees” generally represent fees for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” generally represents fees for products and services provided to the Company that are not otherwise reported in the table.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by our independent accountants for 2021 was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s charter requires that the Audit Committee review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent accountants. In addition, the charter requires the Audit Committee to pre-approve all additional non-audit matters, if any, to be provided by the independent accountants.

Changes in our Accountants

Resignation of Independent Registered Public Accounting Firm

As previously disclosed in a Current Report on Form 8-K filed with the SEC on September 15, 2021, BDO USA, LLP (“BDO”), the former independent registered public accounting firm of the Company, resigned as the Company’s independent registered public accounting firm effective as of September 9, 2021. BDO audited the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019. The report of BDO on such financial statements contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern. The reports of BDO on the financial statements of the Company for the fiscal years ended December 31, 2020 and 2019, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the going concern matter.

During the Company’s fiscal years ended December 31, 2020 and 2019, and through the interim period ended September 9, 2021, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the interim period ended September 9,2021, BDO did not advise the Company of any reportable events specified in Item 304(a)(1)(v) of Regulation S-K with respect to the Company.

In addition, the Company previously provided BDO with a copy of the disclosure in the Current Report on Form 8-K and requested that it furnish the Company with a letter addressed to the SEC stating whether BDO agrees with the above statements and, if it did not agree, the respects in which it did not agree. A copy of the letter from BDO was filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on September 15, 2021.

Engagement of Independent Registered Public Accounting Firm

As previously disclosed in a Current Report on Form 8-K filed with the SEC on October 6, 2021, the Audit Committee approved and the Company appointed Armanino as its independent registered public accounting firm.   During the Company’s two most recently completed fiscal years and through the date of engagement of Armanino, neither the Company nor anyone on behalf of the Company consulted with Armanino regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ARMANINO LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors serves as the representative of the Board of Directors for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent registered public accounting firm (our “independent accountants”), Armanino LLP  (“Armanino”), was engaged on September 9, 2021 and is responsible for performing an independent audit of our consolidated financial statements, in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing their report.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2021 with management and the independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the independent accountants' independence.

Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Clive Sirkin, Chair

Paul Norman

Chad Bronstein

PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY ON PAY ADVISORY VOTES ON EXECUTIVE COMPENSATION (“SAY ON FREQUENCY”)

We are seeking the input of our shareholders on the frequency with which we will hold future non-binding, advisory “say on pay” votes to approve the compensation of our named executive officers.  This proposal is commonly known as a "say-on-frequency" vote.  In voting on this Proposal 6, shareholders are provided with four choices: shareholders may indicate their preference as to whether the future say-on-pay advisory vote should occur every year, every two years or every three years or shareholders may abstain from making a recommendation.

After careful consideration, it is the opinion of the Board that an annual advisory shareholder vote on the compensation of our named executive officers is the most appropriate option for us because it will allow our shareholders to provide more frequent, direct input on our compensation policies and practices, and the resulting compensation for our named executive officers.  Shareholders will have the opportunity to consider our most recent compensation decisions and focus on increasing long-term shareholder value, and to provide feedback to us in a timely way.  Finally, the Board believes an annual advisory shareholder vote promotes corporate transparency.

While the Board has determined that the say-on-frequency vote shall be held annually, shareholders are not being asked to approve or disapprove of the Board's determination.  Rather, shareholders are being provided with the opportunity to cast an advisory vote as to what shareholders believe the appropriate frequency should be.  The alternative receiving the greatest number of votes (once every one year, two years or three years) will be the resulting recommendation, on an advisory basis, of our shareholders.

This advisory “say-on-frequency” vote is not binding on the Board.  Although non-binding, the Board will consider the outcome of the vote when making a determination as to the frequency of future say-on-pay votes.

Board Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE, ON AN ADVISORY BASIS, TO HOLD THE SAY-ON-FREQUENCY VOTE ONCE EVERY YEAR.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially provides extra convenience for shareholders and cost savings for companies. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Corporate Secretary at (206) 624-3357, or submit a request in writing to our Corporate Secretary, Jones Soda Co., 66 South Hanford Street, Suite 150, Seattle, Washington 98134. Shareholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2021 may be obtained without charge by writing to the Corporate, Jones Soda Co., 66 South Hanford Street, Suite 150, Seattle, Washington 98134.

By Order of the Board of Directors

Paul Norman
Chairman of the Board of Directors

[ ], 2022

JONES SODA CO.

JONES SODA CO
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 15, 2022. Have your proxy card and your control number (indicated below) available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/JSDA2022**
You may attend the Meeting via the internet and vote during the Meeting. Have your control number (indicated below) available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 15, 2022. Have your proxy card and control number (indicated below) available when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Mark Murray
02) Paul Norman
03) Jamie Colbourne
04) Clive Sirkin
05) Alexander Spiro
06) Chad Bronstein

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. An amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares of common stock to 800,000,000 shares of common stock.	☐	☐	☐
3. Adoption of our Company's 2022 Omnibus Equity Incentive Plan.	☐	☐	☐
4. A non-binding advisory resolution on our executive compensation as represented in the proxy statement ("say-on-pay").	☐	☐	☐
5. Ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
6. An advisory recommendation to hold future non-binding advisory votes to approve the compensation of our named executive officers ("say-on-frequency").	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000548858_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

JONES SODA CO.
Annual Meeting of Shareholders
May 16, 2022, 9:00 a.m.
This proxy is solicited by the Board of Directors

You will only be able to attend the meeting virtually via live webcast at www.virtualshareholdermeeting.com/JSDA2022.

The undersigned shareholder of Jones Soda Co., a Washington corporation (the "Company"), hereby appoints Mark Murray and Jamie Colbourne, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the 2022 Annual Meeting of Shareholders (the "Shareholder Meeting") to be held by virtual meeting on May 16, 2022, at 9:00 a.m. local time, live via the Internet. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/JSDA2022 on May 16, 2022, at 9:00 a.m. local time, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this Proxy Card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE COMPANY'S NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5 AND FOR ONE YEAR FOR PROPOSAL 6. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board.

Continued and to be signed on reverse side

0000548858_2 R1.0.0.24

JONES SODA CO.®

JONES SODA CO.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

1 OF 2
322,224
148,294

30#

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

FLASHID-JOB#

Your **Vote** Counts!

JONES SODA CO.

2022 Annual Meeting

Vote by May 15, 2022

11:59 PM ET

You invested in JONES SODA CO. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report On Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 02, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 16, 2022
9:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/JSDA2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:** 01) Mark Murray 03) Jamie Colbourne 05) Alexander Spiro 02) Paul Norman 04) Clive Sirkin 06) Chad Bronstein	For
2.	An amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares of common stock to 800,000,000 shares of common stock.	For
3.	Adoption of our Company's 2022 Omnibus Equity Incentive Plan.	For
4.	A non-binding advisory resolution on our executive compensation as represented in the proxy statement ("say-on-pay").	For
5.	Ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
6.	An advisory recommendation to hold future non-binding advisory votes to approve the compensation of our named executive officers ("say-on-frequency").	1 Year

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

FLASHID-JOB#

Appendix A

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

JONES SODA CO.

Pursuant to RCW 23B.10.030 and RCW 23B.10.060 of the Washington Business Corporation Act, the undersigned corporation (the “Corporation”) hereby submits the following amendments to the Corporation's Articles of Incorporation.

1.     The name of the Corporation is JONES SODA CO.

2.     The amendment to the Articles of Incorporation of the Corporation is as follows:

Article II is hereby deleted in its entirety and replaced with the following new Article II:

ARTICLE II

Authorized Shares

The Corporation shall be authorized to issue eight hundred million (800,000,000) shares of Common Stock, without par value.

3.    The date of adoption of this amendment was: ___________ _____, 2022.

4.     The amendment was approved by the shareholders of the Corporation in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

Dated: _____________________, 2022.

JONES SODA CO.

By___________________________

Mark Murray, President

Appendix B

JONES SODA CO.
2022 OMNIBUS EQUITY INCENTIVE PLAN

Section 1.    Purpose of Plan.

The name of the Plan is the Jones Soda Co. 2022 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) provide an additional incentive to selected employees, directors, and Consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (b) strengthen the commitment of such individuals to the Company and its Affiliates, (c) motivate those individuals to faithfully and diligently perform their responsibilities and (d) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

Section 2.    Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)“    Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b)“    Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c)“    Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, the applicable requirements under Canadian federal, provincial and territorial securities laws, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d)“    Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(e)“    Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f)“    Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)“    Board” means the Board of Directors of the Company.

(h)“    Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i)“    Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information, trade secrets or intellectual property, or conviction or confession (including a plea of no contest) of a crime punishable by law (except minor violations), or conduct that adversely affects the Company’s business or reputation, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation and Governance Committee, each of whose determination as to whether an action constitutes Cause shall be conclusive and binding. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

(j)“    Change in Capitalization” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of: (1) a merger or consolidation of the Company with or into any other company; (2) a statutory share exchange pursuant to which the Company’s outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or (3) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets. Notwithstanding the foregoing, a Change in Capitalization shall exclude, in each case described in (1) through (3) of the preceding sentence, a transaction pursuant to which (A) the beneficial owners of the Company’s Outstanding Common Stock and Outstanding Company Voting Securities immediately prior to such Change in Capitalization will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the successor company in substantially the same proportions as their ownership, immediately prior to such Change in Capitalization, of the Company’s Outstanding Common Stock and Outstanding Company Voting Securities; (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a successor company) will beneficially own, directly or indirectly, 33% or more of, respectively, the outstanding shares of common stock of the successor company or the combined voting power of the outstanding voting securities of the successor company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and (C) individuals who were members of the incumbent board will immediately after the consummation of the Change in Capitalization constitute at least a majority of the members of the board of directors of the successor company. Where a series of transactions undertaken with a common purpose is deemed to be a Change in Capitalization, the date of such Change in Capitalization shall be the date on which the last of such transactions is consummated.

(k)“    Change in Control” Unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(1)    an acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the number of then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (D) an acquisition by any Person pursuant to a transaction that meets the conditions of clauses (1), (2) and (3) set forth in the definition of Company Transaction;

(2)    a change in the composition of the Board during any 24-month period such that the individuals who, as of the beginning of such 24-month period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the 24-month period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board; or

(3)    consummation of a Change in Capitalization.

(l)“    Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m)“    Committee” means the Compensation and Governance Committee or any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(n)“    Common Stock” means the common stock of the Company, par value $0.001.

(o)“    Company” means Jones Soda Co., a Washington corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p)“    Consultant” means an individual consultant or an employee, executive officer or director of a consultant entity who spends a significant amount of time and attention on the affairs and business of the Company or a subsidiary of the Company, other than a Participant that is an employee, who:

(1)    is engaged to provide services on a bona fide basis to the Company or a subsidiary of the Company, other than services provided in relation to a distribution of securities of the Company or a subsidiary of the Company;

(2)    provides the services under a written contract with the Company or a subsidiary of the Company; and

(3)    spends or will spend a significant amount of time and attention on the affairs and business of the Company or a subsidiary of the Company;

(q)“    CSE” means the Canadian Securities Exchange.

(r)“    Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (1) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (2) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(s)“    Effective Date” has the meaning set forth in Section 18 hereof.

(t)“    Eligible Recipient” means an employee, executive officer, director or Consultant of the Company or any Affiliate of the Company, or a Permitted Assign thereof, who has been selected as an eligible participant by the Administrator and whose participation in the distribution is voluntary; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or Consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code. Participation in a distribution is considered “voluntary” if:

(1)    in the case of an employee or the employee’s Permitted Assign, the employee or the employee’s Permitted Assign is not induced to participate in the distribution by expectation of employment or continued employment of the employee with the Company or Subsidiary of the Company;

(2)    in the case of an executive officer or the executive officer’s Permitted Assign, the executive officer or the executive officer’s Permitted Assign is not induced to participate in the distribution by expectation of appointment, employment, continued appointment or continued employment of the executive officer with Company or a Subsidiary of the Company;

(3)    in the case of a Consultant or the Consultant’s Permitted Assign, the Consultant or the Consultant’s Permitted Assign is not induced to participate in the distribution by expectation of engagement of the Consultant to provide services or continued engagement of the Consultant to provide services to the Company or a Subsidiary of the Company; and

(4)    in the case of an employee of a Consultant, the individual is not induced by the Company, a Subsidiary of the Company, or the Consultant to participate in the distribution by expectation of employment or continued employment with the Consultant.

(u)“    Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(v)“    Exempt Award” shall mean the following:

(1)    An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2)    An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(w)“    Exercise Price” means, (1) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (2) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(x)“    Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish; provided, however, that the Fair Market Value on the date of grant of an Award shall not be lower than the greater of the closing market price of the Common Stock on the CSE on (1) the trading day prior to the date of the grant, and (2) the date of the grant.

(y)“    Free Standing Rights” has the meaning set forth in Section 8.

(z)“    Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(aa)“    Incentive Compensation” means annual cash bonus and any Award.

(bb)“    ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(cc)“    Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(dd)“    Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ee)“    Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff)“    Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(gg)“    Permitted Assign” means, for a person that is an employee, executive officer, director or Consultant of the Company an issuer or of a Subsidiary of the Company: (1) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person; (2) a holding entity of the person; (3) a RRSP, RRIF, or TFSA of the person; (4) a spouse of the person; (5) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person; (6) a holding entity of the spouse of the person; or (7) a RRSP, RRIF, or TFSA of the spouse of the person.

(hh)“    Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(ii)“    Plan” means this 2022 Omnibus Equity Incentive Plan.

(jj)“    Prior Plan” means the Company’s 2011 Incentive Plan, as in effect immediately prior to the Effective Date.

(kk)“    Related Person” means, for the Company:

(1)    a director or executive officer of the Company or an Affiliate of the Company;

(2)    an associate of a director or executive officer of the Company or an Affiliate of the Company; or

(3)    a Permitted Assign of a director or executive officer of the Company or an Affiliate of the Company.

(ll)“    Related Rights” has the meaning set forth in Section 8.

(mm)“    Restricted Period” has the meaning set forth in Section 9.

(nn)“    Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(oo)“    Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(pp)“    Rule 16b-3” has the meaning set forth in Section 3.

(qq)“    Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

(rr)“    Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(ss)“    Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (1) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (2) the aggregate Exercise Price of such Award or such portion thereof.

(tt)“    Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(uu)“    Transfer” has the meaning set forth in Section 15.

Section 3.    Administration.

(a)    The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Applicable Laws, including Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b)    Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)    to select those Eligible Recipients who shall be Participants;

(2)    to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)    to determine the number of Shares to be covered by each Award granted hereunder;

(4)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (A) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (B) the performance goals and periods applicable to Awards, (C) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (D) the vesting schedule and terms applicable to each Award, (E) the number of Shares or amount of cash or other property subject to each Award and (F) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5)    to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6)    to determine the Fair Market Value in accordance with the terms of the Plan;

(7)    to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan provided that the effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation and Governance Committee, whose determination shall be final;

(8)    to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9)    to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10)    to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c)    In no event, however, shall the Committee have the right, without shareholder approval, to (1) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 5; (2) cancel an Option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, or exchange an option or SAR for cash, another option or stock appreciation right, restricted stock or other equity award, unless the cancellation and exchange occur in connection with a merger, acquisition, spin-off or other similar corporate transaction; or (3) take any other action that is treated as a repricing under generally accepted accounting principles.

(d)    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e)    The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(f)    If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of Eligible Recipients, within limits specifically prescribed by the Board; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4.    Shares Reserved for Issuance Under the Plan.

(a)    Subject to the Company receiving securityholder approval obtained in accordance with Applicable Laws and any other qualifications required by the applicable stock exchange on which the Common Stock is traded, and further subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (1) 10,000,000 shares, plus (2) the number of shares of Common Stock reserved, but unissued under the Prior Plan; plus (3) the number of shares of Common Stock underlying forfeited awards under the Prior Plan; and plus (4) an annual increase on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) four percent (4%) of the Shares outstanding (which shall include Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Shares, including without limitation, preferred stock, warrants and employee options to purchase any Shares) on the final day of the immediately preceding calendar year and (B) such lesser number of Shares as determined by the Board; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plan, but all awards under the Prior Plan which are outstanding as of the Effective Date shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable Award Agreement.

(b)    Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, (1) any Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options; and (2) Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the Exercise Price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (x) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (y) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan. The number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(c)    The aggregate number of Shares available under Section 4(a), subject to adjustment under Section 5, may be issued upon the exercise of ISOs.

(d)    Director Compensation Limits. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date Fair Market Value of equity-based Awards (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) plus any cash fees paid by the Company for serving as a non-employee director of the Board during any calendar year shall not exceed $200,000, increased to $250,000 in the calendar year of his or her initial service as a non-employee director.

(e)    The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

Section 5.    Equitable Adjustments.

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (1) the maximum number and kind of securities available for issuance under the Plan; (2) the maximum number and kind of securities issuable as ISOs as set forth in Section 4; (3) the maximum number and kind of securities issuable pursuant to Awards as set forth in Section 4; (4) the maximum numbers and kind of securities set forth in Section 4; and (5) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Notwithstanding the foregoing, in the event of a dissolution or liquidation of the Company, to the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company and, to the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation. The treatment of any Shares in connection with a Change in Control shall not be governed by this Section 5 but shall be governed by Section 12.

Section 6.    Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7.    Options.

(a)    General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)    Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c)    Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d)    Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e)    Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (1) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (2) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (3) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (4) any combination of the foregoing.

(f)    ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1)    ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company at the time of grant, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2)    $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3)    Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (A) two years after the date of grant of the ISO and (B) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g)    Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.

(h)    Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i)    Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8.    Stock Appreciation Rights.

(a)    General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)    Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16 hereof.

(c)    Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(d)    Exercisability.

(1)    Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2)    Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e)    Payment Upon Exercise.

(1)    Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2)    A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3)    Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(f)    Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g)    Term.

(1)    The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2)    The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h)    Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9.    Restricted Stock and Restricted Stock Units.

(a)    General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

(b)    Awards and Certificates. Except as otherwise provided below in Section 9(c), (1) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (2) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c)    Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1)    The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 12 hereof.

(2)    Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3)    The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or Consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d)    Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10.    Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11.    Limits on Award Grants

Unless securityholder approval is obtained in accordance with Applicable Laws and any other qualifications required by the applicable stock exchange on which the Common Stock is traded, the following limitations shall apply to the Plan and all Awards:

(a)    the number of securities, calculated on a fully diluted basis, reserved for issuance under the Awards granted to: (1) Related Persons, shall not exceed 10% of the outstanding securities of the Company, or (2) a Related Person, shall not exceed 5% of the outstanding securities of the Company; and

(b)    the number of securities, calculated on a fully diluted basis, issued within 12 months, to: (1) Related Persons, shall not exceed 10% of the outstanding securities of the Company, or (2) a Related Person, shall not exceed 5% of the outstanding securities of the Company.

Section 12.    Change in Control.

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a)    All outstanding Awards, other than performance-based vesting Awards, shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and such Awards shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Change in capitalization in which such Awards could be converted, assumed, substituted for or replaced by the successor company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the successor company. If and to the extent that the successor company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the successor company or other consideration that may be received with respect to such Award.

For the purposes of this Section 12(a), an Award shall be considered converted, assumed, substituted for or replaced by the successor company if following the Change in Capitalization the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Capitalization, the consideration (whether stock, cash or other securities or property) received in the Change in Capitalization by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Capitalization is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Capitalization. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b)    All Awards subject to performance-based vesting outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any such remaining outstanding Awards (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change in Control and shall be payable accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c)    Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Change in Capitalization that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change in Capitalization and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (1) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Change in Capitalization is one of the transactions listed under clause (3) in the definition of Change in Capitalization or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (2) if applicable, the respective aggregate exercise price or grant price for such Awards.

(d) For the avoidance of doubt, nothing in this Section 12 requires all outstanding Awards to be treated similarly.

Section 13.    Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent, unless such amendment, alteration or termination is required in order to ensure an Award is in compliance with Section 409A of the Code. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. Notwithstanding anything else in the Plan, the terms of an Award may not be amended once issued or granted. If an Award is cancelled prior to its expiry date, the Company shall not grant new Awards to the same Person until 30 days have elapsed from the date of cancellation.

Section 14.    Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 15.    Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (a) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (b) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 16.    Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan, an Award Agreement or Applicable Laws will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 17.    Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 18.    Effective Date.

The Plan was approved by the Board on March 15, 2022 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Section 19.    Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 20.    Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 21.    Securities Matters and Regulations.

(a)    Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal, state, provincial and territorial securities laws, and the obtaining of all such approvals by governmental agencies or stock exchange or quotation system on which the Common Stock is listed or quoted as may be deemed necessary or appropriate by the administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b)    Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any federal, state, provincial or territorial law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c)    In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under Applicable Laws, including the Securities Act and is not otherwise exempt from such registration or prospectus filing requirements, such Shares shall be restricted against transfer to the extent required by Applicable Laws, including the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution and to provide any other representations that the Company may require, acting reasonably.

Section 22.    Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 23.    Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 24.    No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 25.    Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 26.    Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 27.    Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 28.    Clawback.

(a)    If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.

(b)    Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Section 29.    Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington, without giving effect to principles of conflicts of law of such state.

Section 30.    Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 31.    Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 32.    Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 33.    Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.